UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Novan, Inc. Debtor(s) § § § § Case No. 23-10937 Lead Case No. 23-10937 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 07/31/2023 Petition Date: 07/17/2023 Months Pending: 0 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 37 Debtor's Full-Time Employees (as of date of order for relief): 37 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Scott Jones 08/21/2023 Scott Jones Morris, Nichols, Arsht & Tunnell LLP 1201 North Market Street, PO Box 1347 Wilmington, DE 19899-1347 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 1 of 17 Exhibit 99.1

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Novan, Inc. Case No. 23-10937 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $3,160,210 b. Total receipts (net of transfers between accounts) $1,001,157 $1,001,157 c. Total disbursements (net of transfers between accounts) $802,311 $802,311 d. Cash balance end of month (a+b-c) $3,359,056 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $802,311 $802,311 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $7,034,391 e. Total assets $27,203,796 f. Postpetition payables (excluding taxes) $168,761 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $168,761 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $6,709,338 n. Total liabilities (debt) (j+k+l+m) $6,878,099 o. Ending equity/net worth (e-n) $20,325,697 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $215,459 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $215,459 d. Selling expenses $0 e. General and administrative expenses $320,494 f. Other expenses $584,890 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $-1,306 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $-688,619 $-688,619 Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 2 of 17

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Novan, Inc. Case No. 23-10937 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 3 of 17

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Novan, Inc. Case No. 23-10937 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 4 of 17

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Novan, Inc. Case No. 23-10937 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 5 of 17

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Novan, Inc. Case No. 23-10937 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 6 of 17

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Novan, Inc. Case No. 23-10937 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 7 of 17

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Novan, Inc. Case No. 23-10937 xcix c c. All professional fees and expenses (debtor & committees) Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $8,178 $8,178 d. Postpetition employer payroll taxes paid $5,472 $5,472 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 8 of 17

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Novan, Inc. Case No. 23-10937 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Amy Borbet Signature of Responsible Party Corporate Controller Printed Name of Responsible Party 08/21/2023 DateTitle Amy Borbet Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 9 of 17

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Novan, Inc. Case No. 23-10937 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 10 of 17

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Novan, Inc. Case No. 23-10937 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 11 of 17

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Novan, Inc. Case No. 23-10937 PageFour PageThree Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 12 of 17

In re: Novan, Inc. Case No. 23-10937 Balance Sheet As of July 31, 2023 Cash and cash equivalents 3,359,056$ Prepaid expenses and other current assets 3,675,335 TOTAL CURRENT ASSETS 7,034,391 Restricted cash 582,703 Property and equipment, net 13,563,453 Intangible assets, net 75,000 Other assets 164,325 Right-of-use lease asset 1,728,262 Goodwill 4,055,662 TOTAL ASSETS 27,203,796$ Accounts payable 3,033,745$ Accrued expenses 3,844,354 Deferred revenue, current portion 2,585,508 Research and development service obligation liability, current portion 115,598 Operating lease liabilities, current portion 272,375 TOTAL CURRENT LIABILITIES 9,851,580 Deferred revenue, net of current portion 6,570,290 Ligand bridge and DIP loan 3,805,000 Research and development service obligation liability, net of current portion 25,000,000 Operating lease liabilities, net of current portion 3,484,097 Contingent Consideration due to EPG for purchase, net of current portion 2,352,961 Other long-term liabilities 112,000 Due to/from EPI Health, LLC 13,613,694 [1] TOTAL LIABILITIES 64,789,622 Common Stock 3,683 Additional paid-in capital 291,393,658 Treasury stock (155,268) Accumulated deficit (328,827,899) TOTAL EQUITY (DEFICIT) (37,585,826) TOTAL LIABILITIES & EQUITY (DEFICIT) 27,203,796$ Footnote: [1] This line item includes an intercompany balance related to goodwill totaling $4.1 million, presented in total Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 13 of 17

In re: Novan, Inc. Case No. 23-10937 Statement of Operations Reporting Period: July 17 to July 31, 2023 License and collaboration revenue 215,459$ Government research contracts and grants revenue - TOTAL REVENUE 215,459 Research and development 584,890 General & administrative 320,494 TOTAL OPERATING EXPENSES 905,384 Interest income 1,306 NET INCOME (LOSS) (688,619)$ Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 14 of 17

In re: Novan, Inc. Case No. 23‐10937 Statement of Cash Receipts and Disbursements Summary (Cash Basis) Reporting Period: July 17 to July 31, 2023 BEGINNING CASH BALANCE 3,160,210$ Receipts: DIP funding from Ligand Pharmaceuticals 1,000,000 Interest income 1,157 TOTAL RECEIPTS 1,001,157 Operating Disbursements: Payroll and benefits 266,615 Employee insurance 67,637 Rent and utilities 72,014 Intellectual property activities 22,000 Manufacturing and QA services 13,968 Facility and information technology services 54,839 Activities and services related to lead R&D asset (SB206) 278,652 Transfers to EPI Health, LLC 26,399 Bank fees and other misc. 187 TOTAL DISBURSEMENTS 802,311 NET CASH FLOW 198,846 ENDING CASH BALANCE 3,359,056$ Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 15 of 17

In re: Novan, Inc. Case No. 23-10937 Summary of Cash Book Balances As of July 31, 2023 Cash and cash equivalents Account Description Bank Account Number Last 4 Digits Book Balance as of 7/31/2023 Investment FICA/Stone Castle 1607 -$ Investment Silicon Valley Bank 9620 - Sweep Silicon Valley Bank 1484 - Operational Silicon Valley Bank 7949 41,535 Payroll Silicon Valley Bank 9616 - Investment Account Raymond James Y011 6,858 Operational PNC Bank 0299 3,302,103 Operational PNC Bank 3407 (185) Payroll PNC Bank 2423 - Collateral/Unrestricted (Letter of Credit) PNC Bank 3374 8,744$ 3,359,056$ Restricted Cash, current Account Description Bank Account Number Last 4 Digits Book Balance as of 7/31/2023 Collateral/Restricted (Letter of Credit) PNC Bank 3374 582,703$ Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 16 of 17

In re: Novan, Inc. Case No. 23-10937 Additional Information Reporting Period: July 17 to July 31, 2023 Supplemental Information All Bank Statements and Bank Reconciliations for the Reporting Period /s/ Amy Borbet August 21, 2023 Signature of Authorized Individual Date Amy Borbet Corporate Controller Printed Name of Authorized Individual Title of Authorized Individual Part 7: Questionnaire a. Were any payment made on prepetition debt? Yes The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during July 2023. The Debtor's standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtor's bank accounts have been reconciled in accordance with its standard practice. All payments made on account prepetition debt during the month of July 2023 (and included in the disbursements reported herein) were authorized under “first day” orders entered by the United States Bankruptcy Court for the District of Delaware. These payments are not itemized, but will be provided to the Office of the United States Trustee upon request. The individual detail of these payments is not included in this document but will be made available to the Office of the United States Trustee upon request. Case 23-10937-LSS Doc 223 Filed 08/21/23 Page 17 of 17